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                                                                    Exhibit 99.1

                            FORM OF VOTING AGREEMENT

          This Voting Agreement (the "Agreement") is made and entered into as of October __, 2002, by and between __________________, a Delaware corporation ("Parent"), and the undersigned stockholder (the "Stockholder") of _________________, a Delaware corporation (the "Company").

                                    RECITALS

          A. Concurrently with the execution of this Agreement, Parent, the Company and Monmouth Acquisition Corp, a Delaware corporation and a direct or indirect subsidiary of Parent ("MergerCo"), have entered into an Agreement and Plan of Merger (the "Merger Agreement") which provides for the merger (the "Merger") of MergerCo with and into the Company. Pursuant to the Merger, shares of common stock of the Company will be converted into common stock of Parent and cash on the basis described in the Merger Agreement.

          B. The Stockholder is the record holder and beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of such number of shares of the outstanding common stock, stated value $.001 per share, of the Company as is indicated on the final page of this Agreement (the "Shares").

          C. Parent desires, as a condition to entering into the Merger Agreement, the Stockholder to agree, and the Stockholder is willing to agree, not to transfer or otherwise dispose of any of the Shares, or any other shares of capital stock of the Company acquired hereunder and prior to the Expiration Date (as defined in Section 1.1 below, except as otherwise permitted hereby), to vote the Shares and any other such shares of capital stock of the Company in a manner so as to facilitate consummation of the Merger, as provided herein, and to certain restrictions on the transfer of Exchanged Shares (as defined in Section 1.1 below).

          NOW, THEREFORE, intending to be legally bound and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

          1.   Agreement to Retain Shares.

               1.1    Transfer and Encumbrance.

               (a) Other than as provided herein, until the Expiration Date, Stockholder shall not hereafter (i) sell, tender, transfer, pledge, encumber, assign or otherwise dispose of any of the Shares or New Shares (as defined in Section 1.2 below), (ii) deposit any Shares or New Shares into a voting trust or enter into a voting agreement or arrangement with respect to such Shares or New Shares or grant any proxy or power of attorney with respect thereto, (iii) enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect sale, transfer, pledge, encumbrance, assignment or other disposition of any Shares or New Shares, or (iv) take any action that would make any representation or warranty of Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling Stockholder from performing Stockholder's obligations under this Agreement. As used herein, the term

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 "Expiration Date" shall mean the earlier to occur of (i) the Effective Time
(as defined in the Merger Agreement); and (ii) such date and time as the Merger Agreement shall be terminated pursuant to Article IX thereof.

               (b) Other than as provided herein, from the Effective Time until the date six months after the Effective Time (as defined in the Merger Agreement) (the "Lock-up Period"), Stockholder shall not, directly or indirectly, sell, tender, transfer, pledge, encumber, assign or otherwise dispose (each, a "Disposition") any Exchanged Shares (as defined below), or enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect Disposition of any Exchanged Shares. The foregoing restriction is expressly agreed to preclude the Shareholder from engaging in any hedging or other transaction during the Lock-up Period which is designed to or reasonably expected to lead to or result in a Disposition of such Exchanged Shares. For purposes of this Section 1.1(b), "Exchanged Shares" shall mean any shares of common stock of Parent exchanged for Shares and New Shares in the Merger. Notwithstanding the foregoing, each of the following Dispositions shall be permitted:

                      (i) one or more Dispositions by will or the laws of descent and distribution following the death of any Shareholder; provided, however, that it shall be a condition to any such Disposition that the transferee execute an agreement to be bound by the restrictions contained in this paragraph 1.1(b); and

                      (ii) one or more Dispositions to any person who shall have commenced a tender or exchange offer for shares of Parent Common Stock if, at the time of public announcement of the tender or exchange offer Shareholder and its affiliates collectively beneficially own less than 5% of the outstanding shares of Parent Common Stock.

               1.2 Additional Purchases. Stockholder agrees that any shares of capital stock of the Company that Stockholder purchases or with respect to which Stockholder otherwise acquires beneficial ownership after the execution of this Agreement and prior to the Expiration Date ("New Shares") shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares.

          2. Agreement to Vote Shares. At every meeting of the stockholders of the Company called with respect to any of the following matters, and at every adjournment thereof, and on every action or approval by written consent of the stockholders of the Company with respect to any of the following matters, Stockholder shall vote the Shares and any New Shares: (i) in favor of approval of the Merger Agreement and the Merger and any matter necessary for consummation of the Merger; (ii) against (x) approval of any Acquisition Proposal (including, without limitation, any Superior Proposal) (each as defined in the Merger Agreement) (y) any proposal for any action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or which could result in any of the conditions of the Company's obligations under the Merger Agreement not being fulfilled, and (z) any action which could reasonably be expected to impede, interfere with, delay, postpone or materially adversely affect consummation

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of the transactions contemplated by the Merger Agreement; and (iii) in favor of any other matter necessary for consummation of the transactions contemplated by the Merger Agreement which is considered at any such meeting of stockholders or in such consent, and in connection therewith to execute any documents which are necessary or appropriate in order to effectuate the foregoing or, at the request of Parent, to permit Parent to vote such Shares and New Shares directly.

          3. Irrevocable Proxy. By execution of this Agreement, Stockholder does hereby appoint and constitute Parent, until the Expiration Date, with full power of substitution and resubstitution, as Stockholder's true and lawful attorney and irrevocable proxy, to the full extent of the undersigned's rights with respect to the Shares and any New Shares, to vote each of such Shares and New Shares solely with respect to the matters set forth in Section 2 hereof. Stockholder intends this proxy to be irrevocable and coupled with an interest hereafter until the Expiration Date and hereby revokes any proxy previously granted by Stockholder with respect to the Shares.

          4. Representations, Warranties and Covenants of Stockholder. Stockholder hereby represents, warrants and covenants to Parent as follows:

               4.1 Due Authority. Stockholder has full power, corporate or otherwise, and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly executed and delivered by or on behalf of Stockholder and constitutes a legal, valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms. The Stockholder has not granted any proxies relating to, transferred any interests in or otherwise granted any rights with respect to, the Shares.

               4.2    No Conflict; Consents.

               (a) The execution and delivery of this Agreement by Stockholder do not, and the performance by Stockholder of the obligations under this Agreement and the compliance by Stockholder with any provisions hereof do not and will not, (i) conflict with or violate any law, statute, rule, regulation, order, writ, judgment or decree applicable to Stockholder or the Shares, (ii) conflict with or violate Stockholder's charter, bylaws, partnership agreement or other organizational documents, if applicable, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the Shares pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Stockholder is a party or by which Stockholder or the Shares are bound.

               (b) The execution and delivery of this Agreement by Stockholder do not, and the performance of this Agreement by Stockholder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority by Stockholder except for applicable requirements, if any, of the Exchange Act, and except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, could not prevent or delay the performance by Stockholder of his or her obligations under this Agreement in any material respect.

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               4.3    Ownership of Shares. Stockholder (i) is the beneficial
owner of the Shares, which at the date hereof are, and at all times up until the Expiration Date will be, free and clear of any liens, claims, options, charges, proxies or voting restrictions or other encumbrances and (ii) does not beneficially own any shares of capital stock of the Company other than the Shares.

               4.4 No Solicitations. Hereafter until the Expiration Date, Stockholder shall not, nor, to the extent applicable to Stockholder, shall it permit any of its affiliates to, nor shall it authorize any partner, officer, director, advisor or representative of, Stockholder or any of its affiliates to,
(i) solicit, initiate or knowingly encourage the submission of, any inquiries, proposals or offers from any person relating to an Acquisition Proposal (including, without limitation, any Superior Proposal), (ii) enter into any agreement with respect to an Acquisition Proposal (including, without limitation, any Superior Proposal), (iii) solicit proxies or become a "participant" in a "solicitation" (as such terms are defined in Regulation 14A under the Exchange Act) with respect to an Acquisition Proposal (including, without limitation, any Superior Proposal) or otherwise encourage or assist any party in taking or planning any action that would compete with, restrain or otherwise serve to interfere with or inhibit the timely consummation of the Merger in accordance with the terms of the Merger Agreement, (iv) initiate a stockholders' vote or action by consent of the Company's stockholders with respect to an Acquisition Proposal (including, without limitation, any Superior Proposal), or (v) become a member of a "group" (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of the Company that takes any action in support of an Acquisition Proposal (including, without limitation, any Superior Proposal).

          5. No Limitation on Discretion as Director. Notwithstanding anything herein to the contrary, the covenants and agreements set forth herein shall not prevent Stockholder or its representatives or designees who are serving on the Board of Directors of the Company from exercising its or their duties and obligations as a Director of the Company or otherwise taking any action, subject to the applicable provisions of the Merger Agreement, while acting in such capacity as a director of the Company.

          6. Additional Documents. Stockholder hereby covenants and agrees to execute and deliver any additional documents necessary or desirable, in the reasonable opinion of Parent to carry out the intent of the Agreement.

          7. Consent and Waiver. Stockholder hereby gives any consents or waivers that are reasonably required for the consummation of the Merger under the terms of any agreements to which Stockholder is a party or pursuant to any rights Stockholder may have.

          8. Termination. Except for the provisions of Section 1.1(b), this Agreement shall terminate and shall have no further force or effect as of the Expiration Date. The provisions of Section 1.1(b) will become effective upon the Effective Time and shall terminate and have no further force or effect as of the end of the Lock-up Period.

          9.   Miscellaneous.

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          9.1  Severability. If any term or other provision of this Agreement is determined to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

          9.2 Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either party without the prior written consent of the other.

          9.3 Amendments and Modifications. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

          9.4 Specific Performance; Injunctive Relief. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof or was otherwise breached. It is accordingly agreed that the parties shall be entitled to specific relief hereunder, including, without limitation, an injunction or injunctions to prevent and enjoin breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, in any state or federal court in the State of Delaware, in addition to any other remedy to which they may be entitled at law or in equity. Any requirements for the securing or posting of any bond with respect to any such remedy are hereby waived.

          9.5 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and sufficient if delivered in person, by cable, telegram or facsimile (with confirmation of receipt), or sent by mail (registered or certified mail, postage prepaid, return receipt requested) or overnight courier (prepaid) to the respective parties as follows:

          If to Parent:
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          with a copy to:         Goodwin Procter LLP
                                  Exchange Place
                                  Boston, MA  02109
                                  Attention:  Stuart M. Cable, P.C.

          If to the Stockholder:  To the address for notice set forth on the last page hereof

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          with a copy to:
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or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective upon receipt.

          9.6 Governing Law; Jurisdiction and Venue. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware without regard to its rules of conflict of laws. The parties hereto hereby irrevocably and unconditionally consent to and submit to the exclusive jurisdiction of the courts of the State of Delaware and of the United States of America located in such state (the "Delaware Courts") for any litigation arising out of or relating to this Agreement and the transactions contemplated hereby (and agree not to commence any litigation relating thereto except in such courts), waive any objection to the laying of venue of any such litigation in the Delaware Courts and agree not to plead or claim in any Delaware Court that such litigation brought therein has been brought in any inconvenient forum.

          9.7 Entire Agreement. This Agreement contains the entire understanding of the parties in respect of the subject matter hereof, and supersedes all prior negotiations and understandings between the parties with respect to such subject matter.

          9.8 Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

          9.9 Effect of Headings. The section headings herein are for convenience only and shall not affect the construction of interpretation of this Agreement.

          9.10 No Agreement Until Executed. Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding between the parties hereto unless and until (i) the Board of Directors of the Company has approved, for purposes of Section 203 of the Delaware General Corporation Law and any applicable provision of the Company's Articles of Incorporation, the possible acquisition of the Shares by Parent pursuant to this Agreement, (ii) the Merger Agreement is executed by all parties thereto, and (iii) this Agreement is executed by all parties hereto.

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          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date and year first above written.

                                  PLUG POWER INC.:


                                  By:
                                     --------------------------------------
                                     Name:
                                     Title:

                                  STOCKHOLDER:


                                  By:
                                     --------------------------------------
                                     Name:
                                     Title:

                                  Stockholder's Address for Notice:

                                  ----------------------------------

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                                  Shares beneficially owned:

                                  _________ shares of Common Stock of Company